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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):     JULY 3, 2000
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                             SUMMIT AUTONOMOUS INC.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

         Massachusetts             0-16937                04-2897945
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(STATE OR OTHER JURISDICTION OF  (COMMISSION  (IRS EMPLOYER IDENTIFICATION NO.)
        INCORPORATION)           FILE NUMBER)

                       21 Hickory Drive, Waltham, MA 02451
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               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

REGISTRANT'S TELEPHONE NUMBER:        (781) 890-1234
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                                       N/A
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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)



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ITEM 1.           CHANGES IN CONTROL OF REGISTRANT

NAMES OF PERSONS WHO ACQUIRED CONTROL

         On July 3, 2000, Alcon Acquisition Corp., a Massachusetts corporation (the "Purchaser") and a wholly owned subsidiary of Alcon Holdings Inc., a Delaware corporation ("Parent") and an indirect wholly owned subsidiary of Nestle S.A., a Swiss corporation ("Nestle"), accepted for payment at a price of $19.00 per share 41,944,555 shares of the Registrant's Common Stock, $.01 par value per share (the "Common Stock"), including shares of Common Stock tendered pursuant to guaranteed delivery procedures, which were validly tendered and not properly withdrawn pursuant to a tender offer commenced on June 5, 2000 by the Purchaser (the "Tender Offer"). Such number of shares equaled approximately 89.2% of the Registrant's outstanding Common Stock. The Tender Offer expired at 12:00 midnight, New York City time, on Friday, June 30, 2000. The Tender Offer was made pursuant to an Agreement and Plan of Merger, dated as of May 26, 2000 (the "Merger Agreement"), among Parent, the Purchaser and the Registrant.

SOURCE OF FUNDS

         The Purchaser has advised the Registrant that the total amount of funds required by the Purchaser to purchase all shares of Common Stock tendered pursuant to and to pay all related fees and expenses in connection with the Tender Offer was approximately $797 million. The amount of funds required by the Company to make all payments to participants in the Company's stock option plans pursuant to the Merger Agreement was approximately $39 million. The total amount of funds required by the Purchaser to consummate and to pay all related fees and expenses in connection with the merger is estimated to be approximately $104 million. The Purchaser plans to obtain all funds needed for the Merger (see "Description of Transaction" below) through capital contributions or intercompany advances from Parent. Such funds will be made available to Parent through intercompany advances from Nestle or an affiliate of Nestle.

BASIS OF CONTROL

         The Merger Agreement provides that promptly upon the acceptance for payment of, and the payment by the Purchaser for, any shares of Common Stock pursuant to the Tender Offer, the Purchaser will be entitled to representation on the Registrant's Board of Directors (the "Board") in proportion to the percentage of the Registrant's Common Stock controlled by Parent or the Purchaser.

         The Merger Agreement further provides that the Registrant will, upon request of the Purchaser, promptly increase the size of the Board or exercise its best efforts to secure the resignations of such number of directors, or both, as is necessary to elect to the Board those persons designated by the Purchaser (the "Alcon Designees") and, subject to Section 14(f) of the



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Securities Exchange Act and Rule 14f-1 promulgated thereunder, will cause the
Alcon Designees to be so elected.

         Notwithstanding the foregoing, there will be until the effective time of the Merger at least three members of the Board who were directors of the Registrant on the date of the Merger Agreement.

         On July 5, 2000, (i) the Registrant accepted the resignations of the following directors: Jeffrey A. Bernfeld, C. Glen Bradley, Richard F. Miller and John A. Norris; and (ii) the following Alcon Designees were elected to the
Board: C. Allen Baker, Gerald D. Cagle, Charles E. Miller, Sr. and Timothy R.G. Sear, in each case, effective July 5, 2000. As a result, the aforementioned Alcon Designees form a majority of the Board.

         The Purchaser also controls the Registrant as a result of its stock ownership.

DESCRIPTION OF TRANSACTION

         The Tender Offer was made pursuant to the Merger Agreement. The Merger Agreement provides that, following the consummation of the Tender Offer and satisfaction of the other conditions set forth in the Merger Agreement and in accordance with the relevant provisions of Massachusetts law, the Purchaser will be merged with and into the Registrant (the "Merger"), the Registrant will be the surviving corporation (the "Surviving Corporation") and the Surviving Corporation will be a wholly owned subsidiary of Parent. Parent has indicated its intent to acquire all remaining untendered shares of Common Stock in the Merger at $19.00 per share in cash. The Board has previously approved the Merger and the Merger Agreement.

         The Merger requires the approval of the stockholders of the Registrant. The Registrant will call a special meeting of its stockholders for the purpose of approving the Merger. As a result of the Tender Offer, the Purchaser owns sufficient shares to approve the Merger without the affirmative vote of any other stockholders of the Registrant. The second-step merger will be consummated as soon as practicable after stockholder approval.

         Pursuant to the Merger Agreement, at the effective time of the Merger each outstanding share (other than shares held by the Registrant, Parent or the Purchaser or a subsidiary of the Registrant or Parent, and shares held by stockholders, if any, who are entitled to and who properly exercise dissenters' rights under Sections 86 through 98, inclusive, of Chapter 156B of the General Laws of Massachusetts) will be canceled and converted into the right to receive $19.00 per share in cash without interest thereon. After the effective time of the Merger, a letter of transmittal to be used for surrendering certificates in exchange for the cash payment will be sent to holders of record who did not tender their shares in the Tender Offer. The Registrant expects this process could take several months.



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PERCENTAGE OF VOTING SECURITIES BENEFICIALLY OWNED BY THE PURCHASER

         The Purchaser beneficially owns approximately 89.2% of the Registrant's outstanding Common Stock.

ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(C)      EXHIBITS:

         1. Agreement and Plan of Merger, dated as of May 26, 2000, among Parent, the Purchaser and the Registrant (incorporated by reference to Exhibit (e)(1) to the Registrant's Schedule 14D-9 filed on June 5, 2000).



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 SUMMIT AUTONOMOUS INC.

Date:  July 14, 2000                             By: /s/ Robert J. Palmisano
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                                                    Name: Robert J. Palmisano
                                                    Title: President and Chief
                                                            Executive Officer